UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016

WL ROSS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-36477	46-5188282
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1166 Avenue of the Americas
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 826-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Subscription Agreement

On May 23, 2016, WL Ross Holding Corp. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with WL Ross Sponsor LLC (“WLRS”) and First Pacific Advisors, LLC, on behalf of certain clients (“FPA”) pursuant to which FPA has agreed to purchase 18.26 million shares of the Company’s common stock on a private placement basis (the “PIPE Shares”) in connection with the proposed business combination between the Company and Nexeo Solutions Holdings, LLC pursuant to the Agreement and Plan of Merger, dated as of March 21, 2016, (the “Business Combination”). The PIPE Shares will be subject to a 180-day lock-up from the date of the closing of the Subscription Agreement, which is expected to occur on or around the time of the closing of the Business Combination.

Pursuant to the Subscription Agreement, WLRS has also agreed to transfer to (i) FPA 2,509,819 founder shares from the 12,506,250 founder shares that WLRS received at the time of the Company’s initial public offering and (ii) a Delaware limited liability company to be formed by WLRS and in which FPA will beneficially own a 99.9% economic interest, an additional 1,256,166 founder shares and 225,533 newly issued shares of the Company’s common stock that WLRS receives in exchange for a portion of its private placement warrants.

The Subscription Agreement provides that shares of the Company’s common stock beneficially owned by FPA, including the PIPE Shares, will be subject to a lock-up commencing from May 23, 2016 and ending 180 days after the closing of the Subscription Agreement, which is expected to occur on or around the time of the closing of the Business Combination. The founder shares and newly issued shares transferred by WLRS will also be subject to transfer and lock-up restrictions imposed on such shares in the Business Combination. A copy of the Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the Subscription Agreement is qualified in its entirety by reference thereto.

Registration Rights Agreement

On May 23, 2016, the Company also entered into a Registration Rights Agreement with WLRS and FPA (the “Registration Rights Agreement”). The Registration Rights Agreement provides that holders of the PIPE Shares, founder shares, and newly issued shares transferred by WLRS will be entitled to certain registration rights, including the right to initiate two underwritten offerings and shelf and piggyback registration rights, subject to customary black-out periods, cutback provisions and other limitations as set forth in the Registration Rights Agreement.

A copy of the Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference, and the foregoing description of the Registration Rights Agreement is qualified in its entirety by reference thereto.

Item 3.02 Unregistered Sale of Equity Securities

The disclosure set forth above under the heading “Subscription Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of Company common stock to be issued and transferred in connection with the Subscription Agreements will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01. Other Events.

On May 24, 2016, the Company issued a press release announcing the execution of Subscription Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated in its entirety herein by reference.

Additional Information about the Business Combination

In connection with the proposed Business Combination and other matters, the Company has filed a proxy statement with the SEC on May 9, 2016 and, on May 9, 2016 commenced mailing the definitive proxy statement and other relevant documents to its stockholders as of the May 5, 2016 record date for the special meeting, and filed a revision to the proxy statement with the SEC on May 18, 2016. Investors and security holders of the Company are advised to read the definitive proxy statement and other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed Business Combination, among other matters, because the definitive proxy contains important information about the proposed Business Combination and the parties to the proposed Business Combination. Stockholders may also obtain a copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website at www.sec.gov or by directing a request to: WL Ross Holding Corp., c/o WL Ross & Co. LLC, 1166 Avenue of the Americas, 25th Floor, New York, New York 10036, e-mail: WLRHolding@wlross.com, Attn: Tony Reina (Legal Department).

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow & Co., LLC at:  Morrow & Co., LLC, 470 West Avenue, 3rd Floor, Stamford, CT 06902, phone: (800) 662-5200 (banks and brokers call collect at: (203) 658-9400), email: WLRoss.info@morrowco.com.

Participants in the Solicitation

The Company, Nexeo Solutions Holdings, LLC, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Company stockholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the Company’s stockholders in connection with the proposed Business Combination, and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement for the proposed Business Combination, which has been filed with the SEC. Information concerning the interests of the Company’s and Nexeo Solutions Holdings, LLC’s participants in the solicitation, which may, in some cases, be different than those of the Company’s and Nexeo Solutions Holdings, LLC’s stockholders generally, is also set forth in the definitive proxy statement relating to the proposed Business Combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Subscription Agreement, dated May 23, 2016, by and between the Company, WLRS and FPA.

10.2	Registration Rights Agreement, dated May 23, 2016, by and between the Company, WLRS and FPA.

99.1	Press Release of the Company, dated May 24, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WL Ross Holding Corp.

Date: May 24, 2016	By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	Chairman

EXHIBIT INDEX

Exhibit Number	Description

10.1	Subscription Agreement, dated May 23, 2016, by and among the Company, WLRS and FPA.

10.2	Registration Rights Agreement, dated May 23, 2016, by and between the Company, WLRS and FPA.

99.1	Press Release of the Company, dated May 24, 2016